PRUDENTIAL SERIES FUND

Stock Index Portfolio

Supplement dated February 12, 2021 to the

Currently Effective Prospectus

and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Prospectus (the Prospectus) and Statement of Additional Information (the SAI) for the Prudential Series Fund relating to the Stock Index Portfolio (the Portfolio). The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms used herein that are not otherwise defined shall have the meanings given to them in the Prospectus or SAI.

John Moschberger, CFA, has announced his intention to retire in the 4th quarter of 2021. Effective immediately, Stacie Mintz, CFA, is added as a portfolio manager for the Portfolio. Edward Louie and Edward J. Lithgow, CFA will continue to serve as portfolio managers for the Portfolio.

To reflect this change, the Portfolio's Prospectus and SAI are hereby revised as follows:

I.The table in the section of the Prospectus entitled "Summary: Stock Index Portfolio – Management of the Portfolio" is hereby revised by adding the following information with respect to Stacie Mintz and the following footnote with respect to John Moschberger:

Investment	Subadviser	Portfolio	Title	Service Date
Managers		Managers

		John W.	Managing
PGIM		Moschberger,	Director, Head of
Investments LLC	QMA LLC	CFA*	Equity Indexing	October 1990
Managing
Director, Co-
Head of the
Quantitative
		Stacie Mintz,	Equity team and
Portfolio
		CFA	Manager	February 2021

*Mr. Moschberger announced his intention to retire in the 4th quarter of 2021.

II.The following bio is hereby added to the section of the Prospectus entitled "HOW THE TRUST IS MANAGED – Portfolio Manager – Stock Index Portfolio":

Stacie L. Mintz, CFA, is a Managing Director, Co-Head of the Quantitative Equity team and Portfolio Manager for QMA. In this capacity, she leads the portfolio managers on the Quantitative Equity team. She is responsible for enhancements to the Quantitative Equity models and portfolio analytic tools. Prior to her current role, she served as the Head of Equity Portfolio Management for QMA. Previously, Stacie was a member of the former Asset Allocation team where she was responsible for several retail and institutional portfolios. During that time, she was also responsible for managing the overall asset allocation for the Prudential Pension Plan. She earned a BA in economics from Rutgers University and an MBA in finance from the New York University Stern School of Business.

III.The table in Part I of the SAI entitled "PORTFOLIO MANAGERS: OTHER ACCOUNTS – Stock Index Portfolio" is hereby revised by adding the following information with respect to Stacie Mintz:

Subadviser	Portfolio	Registered	Other Pooled	Other Accounts	Ownership
	Managers	Investment	Investment		of
		Companies	Vehicles		Portfolio
Securities
Stacie
	Mintz,			33/$5,105,508,696
QMA LLC	CFA*	5/$5,213,624,393	28/$16,140,898,391	11/$2,723,136,237	None

*Information is as of December 31, 2020.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

13SUP1